UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 1, 2017

Accurexa Inc.

 (Exact name of registrant as specified in its charter)

Marshall Islands	000-54907	46-2999657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MH 96960 Ajeltake Road
Majuro, Marshall Islands
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(929) 314-3718

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2017, the Board of Directors of the Company appointed Mr. Stefan Moll as Chief Financial Officer, effective immediately.

Mr. Moll (age 46) has been Chief Financial Officer of Victor Pharmaceuticals Co. Ltd., a private pharmaceutical company focused on generic products, since February 2002.  Prior to that, he worked in the Corporate Finance division at Arthur Andersen and was a co-founder of a number of e-commerce start-ups in the construction industry.  Mr. Moll earned a Master’s degree in Macroeconomics at the Goethe-University Frankfurt and is a Certified Public Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCUREXA INC.

Dated: March 2, 2017	By: /s/ Bryan Lee
Name: Bryan Lee
Title: President & CEO